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                                   EXHIBIT 23
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                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in the registration statement on Form S-8 (No. 33-44563) of DeVry Inc. of our report dated August 1, 1997 appearing on page 80 of this Form 10-K.



/s/PRICE WATERHOUSE LLP
Price Waterhouse LLP
Chicago, Illinois
September 24, 1997